Exhibit 10.22

              Schedule to Form of First Amendment to Loan Agreement

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
Lender                       State of Incorporation    Tenant
------                       ----------------------    ------
Pennsylvania BCC             Pennsylvania              Financial Care Investors of
Properties, Inc.                                       Lebanon, L.L.C.

Pennsylvania BCC             Pennsylvania              Financial Care Investors of
Properties, Inc.                                       Loyalsock, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Sagamore Hills, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Westerville, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Morristown, L.L.C.

HCN BCC Holdings, Inc.       Delaware                  Financial Care Investors of
                                                       Oak Ridge, L.L.C.
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
Lender                     Unit      Bed       Facility                  Loan
------                     ----      ---       --------                  ----
Pennsylvania BCC            60        66        Personal Care             $686,800.00
Properties, Inc.

Pennsylvania BCC            60        66        Personal Care             $674,050.00
Properties, Inc.

HCN BCC Holdings, Inc.      103       105       Residential Care          $1,243,550.00


HCN BCC Holdings, Inc.      106       106       Residential Care          $1,313,675.00


HCN BCC Holdings, Inc.      60        66        Assisted-Care Living      $692,000.00


HCN BCC Holdings, Inc.      60        66        Assisted-Care Living      $697,948.00
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

Tenant                                 Property                            Manager
------                                 --------                            -------
Financial Care Investors of Lebanon,   Lebanon, Pennsylvania               Lebanon
L.L.C.

Financial Care Investors of            Williamsport, Pennsylvania          Loyalsock
Loyalsock, L.L.C.

Financial Care Investors of Sagamore   Sagamore Hills, Ohio                Sagamore Hills
Hills, L.L.C.

Financial Care Investors of            Westerville, Ohio                   Westerville
Westerville, L.L.C.

Financial Care Investors of            Morristown, Tennessee               Morristown
Morristown, L.L.C.

Financial Care Investors of Oak        Oak Ridge, Tennessee                Oak Ridge
Ridge, L.L.C.
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